UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 26, 2019

ORBITAL TRACKING CORP.

(Exact name of the registrant as specified in its charter)

Nevada	00-25097	65-0783722
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

18851 N.E. 29th Ave., Suite 700, Aventura, FL 33180

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (305) 560-5355

N/A

(Former name or address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2 below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

[  ] Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01. Entry into Material Definitive Agreement

On July 26, 2019, Orbital Tracking Corp. (the “Company”) and Orbital Merger Sub, Inc., a wholly owned subsidiary of the Company (“Orbital Sub”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) pursuant to which the parties agreed that, effective August 6, 2019, Orbital Sub will merge with and into the Company (the “Merger”), with the Company being the surviving corporation of the Merger. The Merger will not be effective, in any event, however, until the review undertaken by the Financial Industry Regulatory Agency (“FINRA”) is complete.

Pursuant to the terms of the Merger Agreement, on and after the effective date of the Merger, (a) the Articles of Incorporation and Bylaws of the Company, as in effect on the date of the Merger Agreement, will continue to be the Articles of Incorporation and Bylaws of the surviving corporation, except for the change of corporate name, and (b) the persons serving as the Company’s directors and officers immediately prior to the effective date of the Merger will be the directors and officers, respectively, of the surviving corporation until their respective successors shall have been elected and shall have been duly qualified or until their earlier death, resignation or removal.

The foregoing description of the Merger Agreement is qualified in its entirety by reference to the Merger Agreement, which is filed as Exhibit 2.1 hereto and incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 26, 2019, the Company filed articles of merger (“Articles of Merger”) with the Nevada Secretary of State. Pursuant to the Articles of Merger, effective August 6, 2019, Orbital Sub will merge with and into the Company, with the Company being the surviving corporation of the Merger. As a result of the Merger, the Company’s name will be changed to Orbsat Corp, effective August 6, 2019. The Merger and resulting name change will not be effective, in any event, however, until FINRA’s review is complete.

The foregoing description of the Articles of Merger is qualified in its entirety by reference to the Articles of Merger, which is filed as Exhibit 3.1 hereto and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description
2.1	Agreement and Plan of Merger.
3.1	Articles of Merger.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.

ORBITAL TRACKING CORP.

Date: August 1, 2019	By:	/s/ David Phipps
David Phipps
President and Chief Executive Officer